NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

MEMORANDUM OF PLANT SITE SURFACE LEASE

STATE OF TEXAS	§
§
COUNTY OF KARNES	§

     This memorandum is executed in order to provide notice of that certain Plant Site Surface Lease of even date herewith (the "Lease"), by and between James David Kruciak and Mary Catherine Flori, whose address is P.O. Box 141, Hobson, Texas 78117 ("Lessor"), and South Texas Mining Venture L.L.P., a Texas limited partnership ("Lessee"), whose address is P.O. Box 2955, Corpus Christi, Texas 78403. Under the terms of the Lease, Lessor has granted to Lessee certain rights for the purposes of improving, maintaining and operating a uranium processing facility ("Plant") on the surface of certain lands containing approximately 7.286 acres located in Karnes County, Texas ("Premises") and more particularly described as follows:

7.286 acres of land, more or less, situated within the Erasmo Seguin Survey, A-10, Karnes County, Texas, said lands being out of a 156 acre tract of land as described in that certain instrument recorded in Volume 165, Page 448 of the Deed Records of Karnes County, Texas.

This 7.286 acre tract of land is more particularly described by metes and bounds as follows:

Beginning at a point in the west right of way line of FM Highway 81 for the southeast corner of this tract from which the southeast corner of said 156 acre tract bears South 01° 38' 51" West, 3439.34 feet;

Thence North 88° 14' 01" West, generally with a fence and with the south line of this tract, at 0.43 feet pass a corner fence post in all a distance of 627.16 feet to a corner fence post found for the southwest corner of this tract from which a found 5/8" iron rod bears North 09° 00' 15" East, 0.48 feet;

Thence North 01° 45' 18" East, generally with a fence and with the west line of this tract, 495.00 feet to a corner fence post found at the northwest corner of this tract from which a found 5/8" iron rod bears South 55° 40' 51" West, 0.65 feet; Thence North 89° 40' 15" East, generally with a fence and with the north line of this tract, 626.62 feet to a corner fence post found in the west right of way line of said FM Highway 81 for the northeast corner of this tract;

Thence South 01° 38' 51" West, generally with a fence and with the west right of way line of said FM Highway 81, at 82.30 feet pass a found 5/8" iron rod, at 517.31 feet pass a found 5/8" iron rod, in all a distance of 517.92 feet to the point of beginning and containing 7.286 acres of land, more or less.

     The Lease provides that the rights granted thereunder shall extend for a period equal to five (5) years from and after the effective date of the Lease, and for so long thereafter as the Substances, as that term is more particularly described in the Lease are being processed or refined at the Plant with no cessation of more than five (5) consecutive years.

     This Memorandum of Plant Site Surface Lease by Lessor and Lessee is executed for the purpose of acknowledging in the public records the existence of the Lease and may be executed in multiple counterparts, each of which shall be deemed an original for all purposes.

     IN WITNESS WHEREOF, this instrument is executed as of the dates of the acknowledgments below, but effective for all purpose as of May 30, 2007.

LESSOR:

"James David Kruciak"
James David Kruciak

"Mary Catherine Flori"
Mary Catherine Flori

LESSEE:

South Texas Mining Venture, L.L.P.

By:	URN South Texas Project, Ltd.
Genera Partner
By: URN Texas GP, LLC,
General Partner

By:	"Dennis E. Stover"
Name:	Dennis E. Stover
Title:	President

By:	Everest Exploration, Inc.,
General Partner

By:	"James T. Clark"
James T. Clark
President

ACKNOWLEDGEMENTS:

THE STATE OF TEXAS	§
COUNTY OF _MClennan_______	§

     This instrument was acknowledged before me on this 31 day of May, 2007, by James David Kruciak.

"Michelle L. Bowers"
Notary Public, State of Texas

THE STATE OF TEXAS	§
COUNTY OF Hays	§

     This instrument was acknowledged before me on this 31 day of May, 2007, by Mary Catherine Flori.

"E L Smith
Notary Public, State of Texas

THE STATE OF TEXAS	§
COUNTY OF NUECES	§

     This instrument was acknowledged before me on this 14 day of June , 2007, by Dennis E. Stover, President of URN Texas GP, LLC, in its capacity as general partner of URN South Texas Project, Ltd., in its capacity as general partner of South Texas Mining Venture, L.L.P., a Texas limited partnership, on behalf of said partnership.

"Karen L. Paige"
Notary Public, State of Texas

THE STATE OF TEXAS	§

COUNTY OF NUECES	§

     This instrument was acknowledged before me on the 20 day of June , 2007, by James T. Clark, President of Everest Exploration, Inc., in its capacity as general partner of URN South Texas Project, Ltd., in its capacity as general partner of South Texas Mining Venture, L.L.P., a Texas limited partnership, on behalf of said partnership.

"Karen L. Paige"
Notary Public, State of Texas

Filed for Record in:
Karnes County

On: Jun 27, 2007 at 02:018

As a:
Recording Official Record

Document Number:	00075810

Amount:	28.00

Receipt Number – 12666
By:
Marilyn Bednorz

STATE OF TEXAS	COUNTY OF KARNES
I hereby certify that this instrument was filed on the date and time stamped hereon by me and was duly recorded in the volume and page of the named records of:
Karnes County
as stamped hereon by me.
June 27, 2007

Honorable Alva Jonas: County Clerk
Karnes County